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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM  8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 21, 2000 (June 20, 2000)



                          NATIONAL  STEEL  CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



              1-983                                25-0687210
      (Commission File Number)          (IRS Employer Identification No.)



         4100 Edison Lakes Parkway,  Mishawaka, IN          46545-3440
          (Address of principal executive offices)          (Zip Code)



    Registrant's telephone number, including area code:        219-273-7000


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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on June 20, 2000 revising its second quarter 2000 outlook. A copy of this press release is attached hereto as
Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1  Press release dated June 20, 2000.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date:  June 21, 2000             By:  /s/ Glenn H. Gage
                                      ----------------------------------
                                      Glenn H. Gage
                                      Senior Vice President and
                                      Chief Financial Officer